EXHIBIT 10(d)
                              ------------

                       MORTGAGE EXTENSION AGREEMENT
                       ----------------------------

AGREEMENT, made the 30th day of July ninteen hundred and ninety six

BETWEEN STATE BANK OF LONG ISLAND, a banking corporation organized and existing under the laws of the State of New York, having its principal office at 699 Hillside Avenue, New Hyde Park, NY 11040, hereinafter designated as the party of the first or Mortgagee, and

UNITED-GUARDIAN, INC., a Delaware corporation, having an office at 230 Marcus Boulevard, Hauppauge, NY 11788 hereinafter designated as the party of the second part, or Mortgagor

WITNESSETH, that the party of the first part, the holder of the following mortgages and of the bonds or note secured thereby more particularly described on Schedule I annexed hereto and made a part hereof now a first lien upon the premises more particularly bounded and described on Schedule A annexed hereto and made a part hereof and on which bonds or note there is now due the sum of $758,333.63, with interest thereon, in consideration of one dollar paid by said party of the second part, and other valuable consideration, the receipt whereof is hereby acknowledged, does hereby extend the time of payment of the principal indebtedness secured by said bonds or notes and mortgages so that the same shall be due and payable as set forth in the Rider annexed hereto and made a part hereof

PROVIDED, the party of the second part meanwhile complies with all the other terms of said bonds or notes and mortgages as hereby modified.

AND the party of the second part, in consideration of the above extension, does hereby assume, covenant and agree to pay said principal sum and interest as above set forth and not before the maturity thereof as the same is hereby extended, and to comply with the other terms of said bond or note and mortgage as hereby modified AND the party of the second part further covenants with the party of the first part as follows:

1. That the party of the second part will pay the indebtedness as hereinbefore provided.

2. That the party of the second part will keep the buildings on the premises insured against loss by fire for the benefit of the party of the first part; that he will assign and deliver the policies to the party of the first part; and that he will reimburse the party of the first part for any premiums paid for insurance made by the party of the first part on default of the party of the second part in so insuring the buildings or in so assigning and delivering the policies.

3. That no building on the premises shall be altered, removed or demolished without the consent of the party of the first part

4. That the whole of said principal sum and interest shall become due at the option of the party of the first part: after default in the payment of any installment of principal or of interest for fifteen days; or after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the party of the first part for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided. An assessment which has been made payable in installments at the application of the party of the second part or lessee of the premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due or payable or a lien.

5. That the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

6. That the party of the second part will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the party of the first part may pay the same.

7. That the party of the second part within five days upon request in person or within ten days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

8. That notice and demand or request may be in writing and may be served in person or by mail.

9. That the party of the second part warrants the title to the premises.

10. That the fire insurance policies required by paragraph No.2 above shall contain the usual extended coverage endorsement; that in addition thereto the party of the second part, within thirty days after notice and demand, will keep the premises insured against war risks and any other hazard that may reasonably be required by the party of the first part. All of the provisions of paragraphs No.2 and No.4 above relating to fire insurance and the provisions of Section 254 of the Real Property law construing the same shall apply to the additional insurance required by this paragraph.

11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by said mortgage, may be sold in one parcel.

12. That if any action or proceeding be commenced (except an action to foreclose said mortgage or to collect the debt secured thereby), to which action or proceeding the party of the first part is made a party, or in which it becomes necessary to defend or uphold the lien of said mortgage, all sums paid by the party of the first part for the expense of any litigation to prosecute or defend the rights and lien created by said mortgage (including reasonable counsel fees), shall be paid by the party of the second part, together with interest thereon at the rate of six per cent. per annum, and any such sum and the interest thereon shall be a lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of said mortgage, and shall be deemed to be secured by said mortgage. In any action or proceeding to foreclose said mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant

13. That the party of the second party hereby assigns to the party of the first part the rents, issues and profits of the premises as further security for the payment of said indebtedness, and the party of the second part grants to the party of the first part the right to enter upon the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until said mortgage is paid. The party of the first part hereby waives the right to enter upon said premises for the purpose of collecting said rents, issues and profits and the party of the second part shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in said mortgage, and agrees to use such rents, issues and profits in payment of principal and interest becoming due on said mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the party of the second part may be revoked by the party of the first part upon any default, on five days' written notice. The party of the second part will not, without the written consent of the party of the first part, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under said mortgage will pay monthly in advance to the party of the first part, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the party of second part, and upon default in any such payment will vacate and surrender the possession of said premises to the party of the first part or to such receiver, and in default thereof may be evicted by summary proceedings.

14. That the whole of said principal sum and the interest shall become due at the option of the party of the first part (a) after failure to exhibit to the party of the first part, within ten days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the party of the first part; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the party of the first part; or (d) if the buildings on said premises are not maintained in reason-ably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof ; or (f) if on application of the party of the first part two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the premises; or (g) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from chattel mortgages or other encumbrances thereon and free from any reservation of title thereto; or
(h) after thirty days' notice to the party of the second part, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes; or (i) if the party of the second part fails to keep, observe and perform any of the covenants, conditions or agreements contained in said mortgage.

15. That the lien of said mortgage is hereby extended so as to cover all fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto.

16. That the party of the second part does hereby assign to the party of the first part all awards heretofore and hereafter made to the party of the second part for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the party of the first part, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage indebtedness, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said party of the second part hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the party of the first part, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

17. That the party of the second part is now the owner of the premises upon which said mortgage is a valid lien for the amount above specified with interest thereon at the rate above set forth, and that there are no defenses or offsets to said mortgage or to the debt which it secures.

18. That the principal and interest hereby agreed to be paid shall be a lien on the mortgaged premises and be secured by said bond or note and mortgage, and that when the terms and provisions contained in said bond or note and mortgage in any way conflict with the terms and provisions contained in this agreement, the terms and provisions herein contained shall prevail, and that as modified by this agreement the said bond or note and mortgage are hereby ratified and confirmed.

19. This agreement may not be changed or terminated orally. The covenants contained in this agreement shall run with the land and bind the party of the second part, the heirs, personal representatives, successors and assigns of the party of the second part and all subsequent owners, encumbrances, tenants and subtenants of the premises, and shall entire to the benefit of the party of the first part, the personal representatives, successors and assigns of the party of the first party and all subsequent holders of this mortgage. The word "party" shall be construed as if it read "parties" whenever the sense of this agreement so requires.

             SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto the day and year first above written

IN PRESENCE OF:                  STATE BANK OF LONG ISLAND

                                 BY:  /s/ James T. Burns
                                      VICE PRESIDENT


                                 UNITED-GUARDIAN, INC.


                                 BY:  /s/ Kenneth H. Globus
                                      PRESIDENT


------------------------------------------------------------------------
                      RIDER TO EXTENSION AGREEMENT
                   DATED JULY 30, 1996, BY AND BETWEEN
                       STATE BANK OF LONG ISLAND,
                AS PARTY OF THE FIRST PART, OR MORTGAGEE,
                       AND UNITED-GUARDIAN, INC.,
                AS PARTY OF THE SECOND PART, OR MORTGAGOR



20. The unpaid principal amount of SEVEN HUNDRED FIFTY EIGHT THOUSAND THREE HUNDRED THIRTY THREE AND 63/100 ($758,333.63) DOLLARS shall be paid to the Mortgagee, or order, at 699 Hillside Avenue, New Hyde Park, New
York, or at such other place as may be designated in writing by the Mortgagee, in equal monthly installments of principal of $8,333.33, commencing on the 10th day of August, 1996, and on the 10th day of each and every month thereafter to and including January 10, 2004, at which time the entire balance then remaining unpaid, together with accrued interest, shall become due and payable. The unpaid principal amount from the date hereof shall, until it is due and payable, bear interest at a rate equal to an amount one (1%) percent per annum in excess of STATE BANK OF LONG ISLAND's Prime Rate as in effect from time to time, which rate shall change when and as said Prime Rate shall change, but the rate of interest shall: (a) from the date hereof to and including January 9, 1998 in no event be at a rate in excess of 12.25% per annum or less than 6.25% per annum; (b) from and after January 10, 1998 to and including January 9, 2001 in no event be at a rate in excess of 3% per annum above the rate as calculated above and in effect on January 10, 1998 or less than 3% per annum below the rate as calculated above and in effect on said date; and
(c) from and after January 10, 2001 to and until the entire principal balance is paid in full in no event be at a rate in excess of 3% per annum above the rate as calculated above and in effect on January 10, 2001 or less than 3% per annum below the rate as calculated above and in effect on said date; and

The term "Prime Rate" as used herein, means the rate announced from time to time by STATE BANK OF LONG ISLAND as its Prime Rate regardless of whether or not such rate is charged in connection with any loan to any particular borrower. Interest shall be computed on the basis of a 360-day year for the actual number of days involved. All interest hereon shall be payable monthly on the 10th day of each and every month commencing August 10, 1996 until the principal has been paid. Each of such monthly installments shall be applied first to the payment of interest as aforesaid and the balance toward reduction and payment of the principal sum hereof. Notwithstanding the foregoing, if the unpaid principal balance is not paid when due (whether at stated maturity, by acceleration or otherwise) it shall bear interest until fully paid from such due date at a rate which shall be equal to five (5%)percent per annum in excess of the rate computed as set forth above, changing as aforesaid. If any payment becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension. The indebtedness evidenced by this Agreement together with accrued interest may be prepaid without premium or penalty, in whole or in part, at any time, upon thirty (30) days written notice to the Mortgagee. In the event notice of intention to prepay all or a permitted portion of the indebtedness as hereinabove provided is given to the Mortgagee, the principal amount contained in the notice of intention to prepay the indebtedness together with interest accrued thereon to the date of prepayment shall, at the option of the Mortgagee, become due and payable on the date specified in such notice.

At the option of the Mortgagee, the maturity date of the indebtedness evidenced by this Agreement may be accelerated so as to become due at any time on or after January 10, 1997, provided the Mortgagee shall give notice of its election to accelerate the said maturity date by mailing written notice, postage prepaid, by first-class mail to the Mortgagor, at 230 Marcus Boulevard, Hauppauge, New York 11788, or at such other address as may be designated in writing by the Mortgagor to the Mortgagee, such notice to be so mailed not less than one hundred twenty (120) days prior to the accelerated maturity date.

This Agreement is subject to the express condition that at no time shall the party of the second part be obligated or required to pay interest on the principal balance at a rate which could subject the party of the first part to either civil or criminal liability as a result of being in excess of the maximum interest rate which the party of the second part of this Agreement is permitted by law to contract or agree to pay. If by the terms of this Agreement, the party of the second part is at any time required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, the rate of interest hereunder shall be deemed to be immediately reduced to such maximum rate and the interest payments in excess of the maximum interest rate in effect at the respective times of the making of such payments shall be applied and shall be deemed to have been payments in reduction of the principal balance secured by this Agreement.

21. In the event that the title to the mortgaged premises or any part thereof or any interest therein is transferred, the total balance outstanding on the obligation or indebtedness for which the mortgage is additional collateral security, together with interest, shall be due and payable on the date of transfer, unless the Mortgagee shall have agreed in advance of such transfer to permit the transferee to assume the mortgage. In the event that the Mortgagor shall be a corporation, the sale or transfer of more than 49 per cent of the outstanding shares of the corporation or the dilution of the present 5tockholding or corporate control by issuance of new or treasury stock or by conversion of any non-voting stock or other securities to voting stock or if Mortgagor is a partnership the withdrawal, except by death, resignation or retirement, of any general partner or the appointment of any new, or other, or substitute general partners1 shall be deemed a transfer of the mortgaged premises.

22. In the event of a default and while such default remains uncured, at the option of the holder of the mortgage interest on the indebtedness herein secured shall be at a rate 5 per cent per annum above the rate set forth in the note for which the mortgage is additional collateral security and such increased interest shall be paid prior to and as a condition precedent to the curing of any default.

23. In the event of the foreclosure of the mortgage an amount equal to fifteen (15%) percent of the unpaid principal balance shall be added to the principal debt as attorney's fees. This shall be in addition to the right of the Mortgagee to assess, tax and recover all disbursements, allowances, additional allowance and costs provided by law.

24. The owner of the mortgaged premises shall not cancel, abridge, or otherwise modify tenancies, subtenancies, leases, or subleases of the mortgaged real property or to accept prepayment of installments of rent to become due thereunder without the written consent of the holder of the mortgage as provided for in Section 291-f of the Real Property Law.

25. In the event that Mortgagor or any principal of the Mortgagor is an occupant of part of the mortgaged premises, Mortgagor and any such principal of Mortgagor hereby agree to surrender the possession of said part to Mortgagee immediately upon any default hereunder and if Mortgagor or any such principal of Mortgagor remains in possession such possession shall be as tenant of Mortgagee, and Mortgagor and any such principal agree to pay monthly in advance to Mortgagee such rent for the premises so occupied as the Mortgagee may reasonably demand, and in default of so doing, Mortgagor and any such principal may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of rents and profits of the mortgaged premises, the covenants of this paragraph may be enforced by such receiver.

Mortgagor shall not, without the prior written consent of the Mortgagee, further encumber the mortgaged premises.


27. If any installment of interest or principal is not paid within ten days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand an amount equal to five (5%) percent of such unpaid installment to defray the expense incurred by Mortgagee in handling and processing such delinquent payment, and such amount shall be deemed to be secured by the mortgage.

28. This agreement creates a security interest in the property described herein and constitutes a Security Agreement under the New York Uniform Commercial Code. As collateral and continuing security for the payment of the indebtedness secured by the mortgage and any renewal or renewals thereof, party of the second part hereby mortgages, sells, transfers and assigns to party of the first part all of the party of the second part's interest in all personal property at any time located on the mortgaged premises or used in connection with the operation of said premises (hereinafter referred to as the "Personal Property"); together with all renewals or replacements thereof or additions thereto or articles in substitution thereof, and party of the second part does hereby represent and covenant that it is the sole owner of the Personal Property and that every part thereof is and shall be free and clear of all prior liens, claims and encumbrances of every name and nature, and party of the second part will execute and deliver to party of the first part on demand, and hereby irrevocably (i) appoints party of the first part or any officer of party of the first part the attorney-in-fact of party of the second part to execute, deliver and file, such financing statements and other instruments as party of the first part may require in order to perfect and maintain such security interest under the New York Uniform Commercial Code upon the personal property and (ii) authorizes party of the first part to execute on behalf of party of the second part any such financing statements and other instruments as party of the first part may require in order to perfect and maintain such security interest under the New York Uniform Commercial Code upon the Personal property.

29. Any and all awards heretofore and hereafter made to Mortgagor and all subsequent owners of the mortgaged premises by any governmental or other lawful authorities for the taking by eminent domain of the whole or any part of the mortgaged premises or any easement therein, including any awards for any changes of grade of streets, are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of any such awards from such authorities, to give proper receipts and acquittances therefor and to apply the same toward the payment of the amount owing on account of the mortgage and said indebtedness, notwithstanding the fact that the amount owing thereon may not then be due and payable; and Mortgagor hereby covenants and agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever. Notwithstanding any such taking by eminent domain, Mortgagor shall continue to make all payments required by the Note until any such award shall have been actually received by Mortgagee and any reduction in said indebtedness resulting from the application by Mortgagee of such award shall be deemed to take effect only on the date of such receipt.

30. The Mortgagor agrees that until payment in full of the debt secured by the mortgage, unless Mortgagee shall otherwise consent in writing, it will furnish to Mortgagee:

(a) as soon as available, but in any event not later than 120 days after the close of each fiscal year of Mortgagor, a copy of the audited annual report for Mortgagors immediately preceding fiscal year, including therein a balance sheet of Mortgagor at the end of such fiscal year, and related statements of income and retained earnings of Mortgagor for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal period, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved and with prior periods, such financial statements being certified, without material exception, by an independent certified public accountant of recognized standing selected by Mortgagor and acceptable to Mortgagee;

(b) concurrently with the delivery of the financial statements referred to in clause (a) above, a certificate of the chief financial officer or a general partner or member of Mortgagor stating that, to the best of his or her knowledge, Mortgagor during such period has kept, observed, performed and fulfilled each and every covenant and condition contained in this Mortgage and that he or she has obtained no knowledge of any default hereunder except as specifically indicated;

(c) as soon as available, but in any event not later than 120 days after the close of each calendar year, a certified list of all tenants of the mortgaged premises indicating what portion of the mortgaged premises are then occupied by each tenant and the annual rental being paid for such occupancy, and a list of all security deposits made by tenants of the mortgaged premises, and the name of the depository and account number under which such security deposits are kept; and

(d) as soon as possible, but in any event not later than 30 days after request therefor by Mortgagee, such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns and other reports with respect to the financial condition and business operation of Mortgagor and any guarantor of the obligations of Mortgagor to Mortgagee as Mortgagee may request from time to time.

31.  The  Mortgagor  will  keep the  buildings  and  improvements  now or hereafter located on the mortgaged premises insured against loss or damage by flood, provided that the mortgaged premises are located in an area which is identified by the U.S. Secretary of Housing and Urban Development as having special flood hazards and in which insurance is available under the National Flood Insurance Act of 1968, in an amount at least equal to the outstanding principal balance of the debt secured by the mortgage or the maximum coverage available with respect to the buildings and improvements under the Act, whichever is less, and by a company approved by the Mortgagee. The Mortgagor will assign the policy or policies of such insurance to the Mortgagee, its executors, administrators, personal representatives1 successors and assigns, which policy or policies shall have endorsed thereon the standard New York Mortgagee clause in the name of the Mortgagee, so and in such a manner and form that the Mortgagee shall, at all times, until the full payment of the mortgage debt, have and hold such policy or policies as collateral and further security for the payment of the mortgage debt, and in default of so doing, the Mortgagee, or its executors, administrators, successors and assigns may procure such insurance from year to year, in the amount aforesaid, and pay the premium or premiums therefor, and the Mortgagor will reimburse the Mortgagee for such premium or premiums so paid, with interest thereon from the time of payment of such premium or premiums to the date when the Mortgagee actually receives such reimbursement, at the highest interest rate then allowed by law, and such premiums with interest shall be added to the mortgage debt and be secured by the mortgage.

32. The whole of said principal sum and the interest shall become due at the option of the Mortgagee if the Mortgagor or any guarantor of the obligations of Mortgagor to Mortgagee fails to keep, observe and perform any of the covenants, conditions or agreements contained in any other agreement with the Mortgagee, or fail to pay any other obligations to the Mortgagee, when due.

33. At reasonable intervals, or as updated or new appraisals are required or suggested by federal and/or state law or regulations or as updated appraisals are required pursuant to the Mortgagee's policy for mortgage loans of this type, amount and/or risk level, as may be amended from time to time, the Mortgagee may order a re-appraisal of the mortgaged property by an independent appraiser of its selection, or by an employee of the Mortgagee and the Mortgagor agrees to allow access to the mortgaged property to such independent appraiser or employee of the Mortgagee, and in the case of an independent appraiser, to pay to Mortgagee, within thirty (30) days of billing, such appraiser 5 reasonable fee and expenses.

34. Mortgagor shall keep and maintain the mortgaged premises in compliance with, and shall not cause or permit the mortgaged premises to be in violation of any Federal, State, or local laws, ordinances, or regulations relating to industrial hygiene or to the environmental conditions on, under, or about the mortgaged premises including, but not limited to, soil and ground water conditions. Mortgagor shall not use, generate, manufacture, store, or dispose of, on, under, or about the mortgaged  premises or  transport to or from the  mortgaged  premises any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or related materials including, without limitation, any substances defined as or included in the definition of "hazardous substances", "hazardous waste", hazardous materials", or "toxic substances", under any applicable federal or state laws of regulations (collectively referred to hereinafter as "Hazardous Materials").

Mortgagor shall immediately advise Mortgagee in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed, or threatened pursuant to any applicable federal, state, or local laws, ordinances, or regulations relating to any Hazardous Materials affecting the mortgaged premises ("Hazardous Materials Laws"); (ii) all claims made or threatened by any third party against Mortgagor or the mortgaged premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"); (iii) Mortgagor's discovery of any Hazardous Materials on, under or about the mortgaged premises including, but not limited to, soil and ground water conditions; and (iv) Mortgagor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the mortgaged premises that could cause the mortgaged premises or any part thereof to be classified as "border-zone property" or the equivalent under such state law as is applicable, or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the mortgaged premises under any Hazardous Materials Laws.

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                                SCHEDULE I

1. Mortgage made by B.I.P. REALTY CORP. to THE DIME SAVINGS BANK OF BROOKLYN, in the amount of $335,000.00, dated November 28, 1969 and recorded in the office of the Clerk of the County of Suffolk on December 3, 1969 in Liber 5737 of Mortgages, page 264.

2. Mortgage made by MILNET REALTY CORP. to THE DIME SAVINGS BANK OF NEW YORK, in the amount of $102,103.00, dated December 20, 1971 and recorded in the office of the Clerk of the County of Suffolk on January 10, 1972 in Liber 6250 of Mortgages, page 559, which two (2) mortgages were consolidated by the terms of the last mentioned mortgage to form a single lien in the sum of $430,000.00.

3. Mortgage made by GUARDIAN CHEMICAL CORPORATION to THE DIME SAVINGS BANK OF NEW YORK, in the amount of $375,676.43, dated November 10, 1981 and recorded in the office of the Clerk of the County of Suffolk on November 17, 1981 in Liber 9141 of Mortgages, page 416, which three (3) mortgages were consolidated by the terms of the last mentioned mentioned to form a single lien in the sum of $700,000.00 and, which mortgages, as consolidated, were assigned by Assignment of Mortgage dated January 6, 1989 by THE DIME SAVINGS BANK OF NEW YORK FSB f/k/a THE DIME SAVINGS BANK OF BROOKLYN to EXTEBANK and recorded in the office of the Clerk of the County of Suffolk on January 24, 1989 in Liber 14842 of Mortgages, page 291.

4. Mortgage made by UNITED GUARDIAN INC. to EXTEBANK, in the amount of $500,000.00, dated November 30, 1987 and recorded in the office of the Clerk of the County of Suffolk on December 30, 1987 in Liber 13689 of Mortgages, page 205.

5. Mortgage made by UNITED GUARDIAN INC. to EXTEBANK, in the amount of $322,003.21, dated January 10, 1989 and recorded in the office of the Clerk of the County of Suffolk on January 24, 1989 in Liber 14842 of Mortgages, page 269, which five (5) mortgages were consolidated by the terms of the last mentioned mortgage to form a single lien in the sum of $1,500,000.00 and which five (5) mortgages, now having a principal unpaid balance of $758,333.63, were assigned by Assignment of Mortgage dated July 25, 1996, by NORTH FORK BANK, as successor by merger to EXTEBANK to STATE BANK OF LONG ISLAND and intended to be recorded in the office of the Clerk of the County of Suffolk simultaneously herewith.

                            SCHEDULE A


ALL that certain lot, piece or parcel or land, with the buildings thereon erected1 situate, lying and being at Hauppauge, Town of Smithtown, County of Suffolk and State of New York, bounded and described as follows:

BEGINNING at a point on the westerly side of Marcus Boulevard at the extreme southerly end of the curve connecting the westerly side of Marcus Boulevard with the southerly side of Oser Avenue;

RUNNING THENCE a long the westerly side of Marcus Boulevard South 3 degrees 17 minutes 15 seconds East 297.31 feet;

THENCE South 86 degrees 112 minutes 45 seconds West 3110.35 feet; THENCE North 3 degrees 17 minutes 15 seconds West 390.97 feet to the southerly side of Oser Avenue;

THENCE South 80 degrees 25 minutes 35 seconds East along the southerly side of Oser Avenue 333.16 feet to the westerly end of the curve connecting the southerly side of Oser Avenue with the westerly side of Marcus Boulevard; THENCE easterly, southeasterly and southerly along said curve bearing to the right having a radius of 20 feet, a distance along said curve of 26.93 feet to the westerly side of Marcus Boulevard to the point or place of BEGINNING.